Exhibit 99.1

Registered with the Public Company Accounting Oversight Board

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

We are in agreement with the statements being made by Brain Scientific Inc. in its Form 8-K dated August 12, 2020. We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

August 18, 2020